Bitmine

The Alchemy of 5%

NYSE: BMNR


7th Edition
PARIS BLOCKCHAIN WEEK 2026
THE BRIDGE BETWEEN TRADFI AND DIGITAL ASSETS
Carrousel du Louvre
April 15th & 16th, 2026

Crypto coming of age in era of tokenization and AI

Disclaimers

General

Bitmine Immersion Technologies, Inc. ("BMNR") is making this presentation available in connection with an update on its business operations and strategies. The information contained in this presentation does not purport to be complete or to be all-inclusive or to contain all of the information that prospective investors may require. Prospective investors are encourage to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission's ("SEC") EDGAR system at www.sec.gov and on our website at www.bitminetech.io.

Projections and Market Predictions

This presentation contains certain projections, estimates, and market predictions, including without limitation projections regarding the future price of Ethereum and other digital assets, anticipated staking revenues, the potential fair value of Ethereum by 2030, forward returns of the S&P 500, and expected growth in tokenization and agentic AI adoption. These projections and predictions are based on assumptions and beliefs of the Company's management, including expectations regarding macroeconomic conditions, cryptocurrency market cycles, geopolitical developments, and the continued adoption of blockchain technology. Such projections and predictions are inherently uncertain and are not guarantees, promises, or definitive statements of future outcomes or performance. Actual results may differ materially from those projected or predicted herein due to a variety of factors, including but not limited to changes in market conditions, regulatory developments, technological disruptions, geopolitical risks, shifts in investor sentiment, and other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on any such projections or market predictions, and the Company undertakes no obligation to update or revise any projections or predictions, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will" "would," "could," "should" and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this presentation may include risks and certainties which are provided to you and indicated from time to time as described in BMNR's most recent Forms 10-K, 10-Q, and 8-K filed or furnished with the SEC. You should also carefully consider the risks and uncertainties described and the information presented in or incorporated by reference into BMNR's registration statement on Form S-3ASR filed July 9, 2025 and in subsequent current, quarterly, and annual reports filed with or furnished with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. These statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, as well as management's beliefs and assumptions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Third-Party Information

Certain information contained in this presentation has been obtained from published and non-published sources prepared by third parties, which in certain cases have not been independently verified. While such information is believed to be reliable, the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such information.

Trademarks and Copyrights

Ethereum Tower LLC, and Ethereum Tower Instant LLC, together with respective affiliates, directors, officers, employees, advisers, and agents have not prepared, verified or approved the contents of this presentation and expressly disclaim any responsibility or liability for its accuracy, completes, or adequacy. No representation, warranty, or understanding, express or implied, is made by any of the above parties regarding this presentation and no reliance should be placed on it in connection with any investment decision.

Table of Contents

01
First ever ‘crypto winter’ without an equity bear market

ETHEREUM: Every 'crypto winter' coincides with an equity bear market


2,365
-65%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

ETHEREUM: Every 'crypto winter' coincides with an equity bear market


2,365
-72%
-93%
-82%
-66%
-65%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

Illustrative | For Discussion Purposes

ETHEREUM: Every 'crypto winter' coincides with an equity bear market


2016
Industrial
bear
-72%
2019
Powell
bear
-93%
2022
inflation
bear
-82%
2025
tariff
bear
-66%
-65%
2,365
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

Illustrative | For Discussion Purposes

ETHEREUM: Every ‘crypto winter’ coincides with an equity bear market


2016
Industrial
bear
-72%
2019
Powell
bear
-93%
2022
inflation
bear
-82%
2025
tariff
bear
-66%
2026
No bear
-65%
2,365
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

There was no bear market in 2026. Yet, still a crypto ‘mini-winter’

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

Illustrative | For Discussion Purposes

ETHEREUM: Mini-crypto winter starting Oct 2025


Oct 10, 2025
Great Crypto de-leveraging
Feb 2026
Iran war buildup
2,365
5000
4000
3000
2910
Log
2195
2000
Jun
Sep
Dec
Mar
2025
2026
XETUSD Curncy (XET-USD Cross Rate) BMNR ETH vBMNR Daily 31MAR2025-13APR2026
Copyright© 2026 Bloomberg Finance L.P.
12-Apr-2026 20:20:46

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

Illustrative | For Discussion Purposes

CRYPTO: Correlated to Software and Growth stocks


120
110
100
90
80
70
60
50
30
40.915
78.3050
IGV
Software $IGV
Mar
Jun
Sep
Dec
Mar
Jun
Sep
Dec
Mar
2024
2025
2026
IBIT US Equity (iShares Bitcoin Trust ETF) IGV BTC vBMNR Daily 03FEB2024-13APR2026
Copyright© 2026 Bloomberg Finance L.P.
13-Apr-2026 13:58:14

As of Apr 13, 2026

WINTER: Absence of equity bear market = why a ‘mini crypto winter’


Crypto winter
Mini
Crypto winter

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

EQUITY: Crypto bottoms *precedes* equity bottom


Jan 20, 2025
Oct 6, 2025
Feb 6, 2026
Apr 7, 2025
Jan 28, 2026
2,365
Feb 19, 2025
Mar 30, 2026
Apr 7, 2025
S&P 500
0.1M
90000
80000
71927
60000
7000
6824.6099
6000
Log
Log
Dec
2024
Mar
Jun
2025
Sep
Dec
Mar
2026
XBTUSD Curncy (XBT-USD Cross Rate) BTC XBT SPX SPY vBMNR Daily 13OCT2024-13APR2026
Copyright© 2026 Bloomberg Finance L.P.
13-Apr-2026 12:07:03

Source: Fundstrat, Bloomberg

Illustrative | For Discussion Purposes


Seinfeld Glasses GIFs - Find & Share on GIPHY
Fog of War

Source: Fundstrat

CNBC's Closing Bell
@CNBCClosingBell

Is the market bottom in? Here's why @fundstrat's Tom Lee thinks so:


deluxe
CIBC
HUMAN[X]
CIBC
CNBC CLOSING BELL
CNBC
CNBC
MARKET RALLY
S&P 500 ON TRACK FOR LONGEST DAILY WIN STREAK SINCE OCTOBER 6
Tom Lee: The stock market bottom is in
STREAM CNBC+

From cnbc.com

3:57 PM · Apr 8, 2026 · **399.3K** Views

11 21 119 19


Stocks bottom on
bad news
peacock

Source: Fundstrat

BOTTOM IS IN: Investors always bearish at the lows

- Markets bottom well ahead of fundamentals
- At COVID 2020 lows, investors bearish
- At Nov 2022 inflation lows, investors bearish
- At April 2025 tariff wars lows, investors bearish
- At 2026 Iran war lows, investors are bearish

As of Feb 9, 2026

WAR TIME: Equity markets bottom early in a war... "buy the invasion"

6 of 8 times: Stocks bottom just before "invasion"

6 months prior (2 months prior are shaded in gray) and 18 months after


Vietnam War
Gulf of Tonkin incident (8/2/1964)
"buy the invasion"
Buy the invasion
Feb '64 Aug '64 Feb '65 Aug '65
Gulf War
US intervention (1/17/1991)
"buy the invasion"
Buy the invasion
Jul '90 Jan '91 Jul '91 Jan '92
Afghanistan War
Air campaign started (10/7/2001)
"buy the invasion"
Buy the invasion
Apr '01 Oct '01 Apr '02 Oct '02
Iraq War
Initial air strike (3/20/2003)
"buy the invasion"
Buy the invasion
Sep '02 Mar '03 Sep '03 Mar '04
Crimean Crisis
Start of Occupation (2/20/2014)
"buy the invasion"
Buy the invasion
Aug '13 Feb '14 Aug '14 Feb '15
Russia-Ukraine War
Russia invades Ukraine (2/24/2022)
"buy the invasion"
Buy the invasion
Aug '21 Feb '22 Aug '22 Feb '23
Israel Hamas Conflict
Hamas invades Israel (10/7/2023)
"buy the invasion"
Buy the invasion
Apr '23 Oct '23 Apr '24 Oct '24
Iran US Conflict
US Strikes Iran (6/21/2025)
"buy the invasion"
Buy the invasion
Dec '24 Jun '25 Dec '25 Jun '26

Source: Fundstrat, Bloomberg

WAR TIME: Equities bottom within first 10% of a war duration

For USA, WWII lasted 45 months

DJIA bottomed 5 months in WWII

	Name	Start	End	Duration (months)	Date of Market Bottom	# of Months from Start to Bottom	Months to Bottom / Duration (%)
1	World War I	4/6/1917	11/11/1918	19	12/19/1917	8	44%
2	World War II	12/8/1941	9/2/1945	45	4/28/1942	5	10%
3	Korean War	6/25/1950	7/27/1953	37	7/17/1950	1	2%
4	Vietnam War	11/1/1955	4/30/1975	234	10/22/1957	24	10%
5	Gulf War	8/2/1990	2/28/1991	7	10/11/1990	2	33%
6	War in Afghanistan	10/7/2001	8/30/2021	239	10/9/2002	12	5%
7	Iraq War	3/20/2003	12/18/2011	105	3/31/2003	0	0%
	Average			98		7	15%
	Median			45		5	10%
8	2026 Iran War	2/28/2026		1			

Source: Fundstrat, Bloomberg

Illustrative | For Discussion Purposes

WAR TIME: DJIA bottomed in WWII before any US troops landed


Log
200
179.16
150
100
90
US enters WWII
Bottom
June 1942 Battle of Midway (Pacific)
June 1944 D-Day (Europe)
High on 05/31/46 212.50
Average 148.51
Low on 04/30/42 92.92
1939
1940
1941
1942
1943
1944
1945
1946
1947
1948
INDU Index (Dow Jones Industrial Average) DJIA INDU 1928 vBMNR Monthly 29JUN1939-09APR1948
Copyright© 2026 Bloomberg Finance L.P.
13-Apr-2026 09:40:18

Source: Fundstrat, Bloomberg

WAR TIME: US economy to get a boost from military spending

Estimated US Direct Spending on Major Wars Since 1900

		Name	Duration (months)	Total US Nominal Cost ($B)	Cost in 2026 Dollars ($B)	Cost per Month in 2026 Dollars ($B)	Total Cost as % of US Wartime GDP
	1	World War I	19	$20	$484	$25	6.6%
	2	World War II	45	$296	$5,951	$133	31.1%
	3	Korean War	37	$30	$494	$13	2.1%
	4	Vietnam War	234	$111	$1,070	$5	0.9%
	5	Gulf War	7	$61	$148	$21	0.5%
	6	War in Afghanistan	239	$825	$1,196	$5	0.2%
	7	Iraq War	105	$868	$1,380	$13	0.7%
		Average	98			$31	6.0%
		Median	45			$13	0.9%
(Current)	8	2026 Iran War	1	$32	$32	$32	

$1 trillion

Ultimate Cost $1 trillion?

The New York Times @nytimes

+44% increase

Breaking News: The White House said it would ask Congress for about $1.5 trillion for defense in 2027, its highest level in modern history.


Trump Requests $1.5 Trillion for Military Spending

From nytimes.com

8:54 AM · Apr 3, 2026 · **929.2K** Views

1K · 1.7K · 2.3K · 318

WTI: Oil surge on supply disruptions


$119
$105
$68
104.56
120
100
90
80
70
60
Log
Feb 27, 2026
US attacks Iran
Generic 1st 'CL' Future - Last Price 104.56
Jan 15
Jan 30
Feb 13
Feb 27
Mar 16
Mar 31
2026

CL1 Comdty (Generic 1st 'CL' Future) WTI vBMNR Daily 31DEC2025-12APR2026

12-Apr-2026 20:46:36

Source: Fundstrat, Bloomberg

WTI OIL: Crude acting heavy...market sees short disruption


CL1 104.57 8.00 ic104.55/104.58 5x2 Prev 96.57
At 20:30d Vol 28084 Op 102.00 Hi 105.63 Lo 101.92 OpenInt 170988
CL1 Comdty
Actions
Curve Analysis
Live
$104
1Y
5Y
Custom
Advanced
View Table
Add Curve
Curves/Dates
Track
Annotate
Zoom
Reset
US Crude WTI Future : Fair Value : Live Data
US Crude WTI Future : Last Price : 1/13/2026
+$44
$74
+$15
$60
$59
100
90
80
70
60
USD / barrel
current
7/2026
8/2026
9/2026
10/2026
6M
12/2026
1/2027
2/2027
3/2027
12M

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

Illustrative | For Discussion Purposes

VIX: Surged above 30 and then closed below 20


35
30
19
back to prewar
35
30
25
20.24
15
Cboe Volatility Index - Last Price 20.23
High on 03/09/26 35.30
Average 20.56
Low on 12/31/25 14.38
Jan 15
Jan 30
Feb 13
Feb 27
Mar 16
Mar 31
2026
VIX Index (Cboe Volatility Index) VIX only vBMNR Daily 31DEC2025-13APR2026
Copyright© 2026 Bloomberg Finance L.P.
13-Apr-2026 09:57:34

Source: Fundstrat, Bloomberg

Illustrative | For Discussion Purposes

BOTTOM IN: VIX decline on heels of -20% oil decline = bottom in

3 of 3 conditions:

1. VIX >30
2. Oil -15%
3. VIX <20

	Vix Cross Above 30	Vix Level	Date	Oil Largest 2D % Decline within period	Vix Cross Under 20	Vix Level	S&P 500 Forward Returns from 1M	3M	6M
1	8/6/1990	35.9	1/18/1991	-37%	2/15/1991	19.6	1.2%	0.8%	5.6%
2	9/7/2001	31.0	11/15/2001	-19%	3/1/2002	20.0	1.4%	-5.9%	-18.9%
3	7/9/2002	30.2	3/19/2003	-16%	5/9/2003	19.7	5.8%	4.4%	12.7%
4	2/27/2020	39.2	4/21/2020	-54%	2/12/2021	20.0	0.2%	4.5%	13.0%
	All Instances (N=4)								
	Average						2.2%	0.9%	3.1%
	Median						1.3%	2.6%	9.2%

+9.2% implies S&P 500 7,438

Source: Fundstrat, Bloomberg

02
Ethereum estimated fair value by 2030 – $62,500

IRAN: Crypto & US Energy & Tech Outperformers since war


Relative Performance to S&P 500 since start of Iran Conflict
Ethereum 18.3%
Bitcoin 12.9%
Technology ex-Mag 7 6.4%
MSCI World Energy 6.2%
Energy 3.1%
MSCI World Technology 3.0%
Magnificent 7 1.8%
MSCI World Utilities 0.3%
Financials -0.2%
Utilities -0.3%
MSCI World Comm. Services -0.3%
MSCI World Financials -0.6%
MSCI World -0.9%
Real Estate -1.2%
Materials -1.8%
MSCI World Discretionary -2.0%
Industrials -2.1%
MSCI World Industrials -3.0%
MSCI World Real Estate -3.3%
Comm. Services ex-Mag 7 -3.4%
MSCI World Materials -3.5%
20Y+ Treasury Bond ETF (TLT) -3.9%
Discretionary ex-Mag 7 -4.9%
Korea (KOSPI) -5.3%
Staples -6.3%
MSCI World Health Care -6.4%
MSCI World Staples -6.9%
Healthcare -6.9%
Expanded Tech-Software ETF (IGV) -7.6%
Gold Spot -9.1%
Silver Spot -18.2%

Source: Fundstrat, Bloomberg
*Performance from 2/27/2026 to 4/10/2026

Illustrative | For Discussion Purposes

IRAN: Crypto & US Energy & Tech Outperformers since war


Relative Performance to S&P 500 since start of Iran Conflict
Ethereum 18.3%
Bitcoin 12.9%
Technology ex-Mag 7 6.4%
MSCI World Energy 6.2%
Energy 3.1%
MSCI World Technology 3.0%
Magnificent 7 1.8%
MSCI World Utilities 0.3%
Financials -0.2%
Utilities -0.3%
MSCI World Comm. Services -0.3%
MSCI World Financials -0.6%
MSCI World -0.9%
Real Estate -1.2%
Materials -1.8%
MSCI World Discretionary -2.0%
Industrials -2.1%
MSCI World Industrials -3.0%
MSCI World Real Estate -3.3%
Comm. Services ex-Mag 7 -3.4%
MSCI World Materials -3.5%
20Y+ Treasury Bond ETF (TLT) -3.9%
Discretionary ex-Mag 7 -4.9%
Korea (KOSPI) -5.3%
Staples -6.3%
MSCI World Health Care -6.4%
MSCI World Staples -6.9%
Healthcare -6.9%
Expanded Tech-Software ETF (IGV) -7.6%
Gold Spot -9.1%
Silver Spot -18.2%
ETH #1 performer
Gold & Silver worst

Source: Fundstrat, Bloomberg
*Performance from 2/27/2026 to 4/10/2026

Illustrative | For Discussion Purposes

ETHEREUM: Exiting a long consolidation


8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2,365

Source: Fundstrat, Bloomberg, coinmarketcap

ETHEREUM: Exiting a long consolidation


consolidation
consolidation
consolidation
2,365
8192
4096
2048
1024
512
256
128
64
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Bloomberg, coinmarketcap

ETHEREUM: Exiting a long consolidation



$4,626
$1,366
$85
$6
2,365
8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Bloomberg, coinmarketcap

ETHEREUM: Exiting a long consolidation


227x
54x
$4,626
$1,366
2,365
$85
$6
8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Bloomberg, coinmarketcap

ETHEREUM: Exiting a long consolidation


54x
227x
$4,626
$1,366
$85
$6
2,365
8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Bloomberg, coinmarketcap

ETHEREUM: Exiting a long consolidation


54x
227x
$4,626
tokenization
$1,366
2,365
$85
$6
8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Bloomberg, coinmarketcap

ETHEREUM: Exiting a long consolidation


54x
227x
agentic AI
tokenization
$4,626
$1,366
2,365
$85
$6
8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

ETHEREUM: Exiting a long consolidation


Projected
~25x
54x
227x
agentic AI
tokenization
$4,626
$1,366
2,365
$85
$6
8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Bloomberg, coinmarketcap

Illustrative | For Discussion Purposes

In 1971, USD went "fully synthetic"

In 1971, the USD became fully "synthetic"


THE UNITED STATES OF AMERICA
ONE DOLLAR

US financial system innovation born

Find
Store of value


GOLD
GOLD
GOLD

Gold

Create market for "synthetic dollar"



Wall Street

Wall Street innovation exploded in 15 years post-1971


Synthetic dollar
1971
Money Market funds
late 1971
Currency futures
1972
Debit *cards*
1978
Mortgage Backed securities
late 70s
Currency swaps
1981
Interest rate swaps
1981
S&P 500 Index futures
1982
Zero-coupon bonds
1983
CDOs
1987
Exchange traded funds
1989

Souce: Fundstrat

In 2025, real world becoming “digital”

2025

Wall Street building here

Find “Digital” Store of value

Bitcoin

Create market for “digital assets”

Ethereum

Dollar value represents approximate value of BMNR treasury through time

Illustrative | For Discussion Purposes

"Crypto is better than the current financial system!" the "experiment" phase is over.

Jamie Dimon, CEO of JPMorgan

Documenting Saylor
@saylordocs

🇺🇸 JAMIE DIMON, CEO OF JP MORGAN, GOES ON NATIONAL TV AND SAID:

"CRYPTO IS BETTER THAN THE CURRENT FINANCIAL SYSTEM!" THE "EXPERIMENT" PHASE IS OVER.

WILD 🔥



Bitcoin.com News
FOX BUSINESS
LIVE
DIMON: WE NEED TO USE TECHNOLOGY TO IMPROVE TOKENIZATION AND BLOCKCHAIN
THE HOT TOPIC
DOW FUTURES
48,005.00
4.00
+0.01%
0:11
DE OIL 59.35 0.73 -1.22% GOLD 4,236.80 6.20 -0.15%
CRYPTOS 80 DOGECOIN/USD (DOGE=) 0.1437 0.0049 CAR

12:02 PM · Apr 12, 2026 · **556K** Views

218 1.1K 5K 673

Source: Fundstrat

Wall Street to innovate on the blockchain next 10-15 years


2025
Stablecoins
Tokenize Equities
Tokenize Credit
Tokenize Real estate
Monetize Reputation
Monetize Intellectual property
Modernize data collection
Monetize royalties
Monetize loyalty programs
Verify agentic AI
Proof of humanity

Souce: Fundstrat


Polymarket
Search polymarkets...
How it works
Trending
Breaking
New
Politics
Sports
Crypto
Esports
Iran
Finance
Geopolitics
Tech
Culture
Economy
Crypto · Trump
Clarity Act signed into law in 2026?
59% chance
▲3%
Polymarket
75%
70%
65%
60%
55%
50%
45%
Mar 22
Apr 5
$530,782 Vol.
Jan 1, 2027
1H
6H
1D
1W
1M
ALL

Source: Polymarket

"This is the grand unification of AI and crypto. AI agents are going to need money. "

Marc Andreessen (founder of a16z)

Miles Deutscher @milesdeutscher

Subscribe

This, singlehandedly, is why I'm still bullish on crypto.

If you don't believe me, listen to Marc Andreessen (founder of a16z - the world's biggest VC).

Crypto x AI is going to be HUGE - and one of the best product-market fits we've ever seen.

"This is the grand unification of AI and crypto. AI agents are going to need money."

This is the future.


0:43

8:14 AM · Apr 10, 2026 · **116.8K** Views

84 · 123 · 1K · 470

AGENTIC AI: Comparison traditional rails vs crypto

Category	What Agentic AI Needs	Traditional Rails (Banks / APIs / Web2)	Blockchain / Crypto Advantage
Identity	Persistent, global, machine-native identity	Fragmented (logins, KYC per platform, OAuth silos)	Self-sovereign identity (wallets, public/private keys)
Authentication	Trustless verification between machines	API keys, passwords, centralized auth servers	Cryptographic signatures
Unit of Payment	Native, programmable money for microtransactions	Credit cards, ACH (slow, expensive, human-centric)	Crypto tokens (instant, divisible, global)
Payments Speed	Real-time settlement	T+1 to T+3, batch processing	Near-instant settlement
Transaction Costs	Ultra-low fees for high-frequency actions	High fixed fees (card networks, wires)	Low/programmable fees
Programmability	Logic embedded in transactions	Limited (requires intermediaries, legal contracts)	Smart contracts
Smart Contracts	Deterministic execution of agreements	Legal enforcement + intermediaries	On-chain code execution
Global Access	Borderless operation	Jurisdictional fragmentation, FX friction	Permissionless global networks
Composability	Interoperable services	Walled gardens, API restrictions	Open protocols (DeFi, on-chain services)
Data Integrity	Verifiable state/history	Mutable databases, centralized control	Immutable ledgers
Availability	Always-on infrastructure	Downtime, banking hours	24/7 networks
Settlement Finality	Clear ownership resolution	Reversals, disputes, chargebacks	Final settlement on-chain
Censorship Resistance	Freedom to transact	Subject to platform/bank restrictions	Permissionless networks

Illustrative | For Discussion Purposes

Source: Fundstrat Digital Assets Research

ETH/BTC ratio: 2026 tailwinds argue for ATH (all time high) in ratio


ratio
ETH/BTC:
0.08727
Projected
ETH/BTC:
????
8-yr avg:
0.04790
ETH/BTC:
0.03202
0.10000
0.09000
0.08000
0.07000
0.06000
0.05000
0.04000
0.03202
0.03000
0.02000
Log
2018
2019
2020
2021
2022
2023
2024
2025
2026
XETUSD Curncy (XET-USD Cross Rate) ETH/BTC '18 vBMNR Daily 31DEC2017-14APR2026 Copyright© 2026 Bloomberg Finance L.P. 14-Apr-2026 06:08:59

Souce: Bloomberg and Fundstrat

Illustrative | For Discussion Purposes

ETH: Implied Fair Value based on ETH/BTC ratio = $12k to $22k

ETH / BTC

BTC Price			8-yr avg		2021 high		ETH "payment rails"	
	0.0239	0.0359	0.0479	0.0598	0.0873	0.1250	0.2500	0.3500
100,000	2,393	3,590	4,786	5,983	8,727	12,500	25,000	35,000
125,000	2,991	4,487	5,983	7,478	10,909	15,625	31,250	43,750
150,000	3,590	5,384	7,179	8,974	13,091	18,750	37,500	52,500
200,000	4,786	7,179	9,572	11,965	17,454	25,000	50,000	70,000
250,000	5,983	8,974	**$11,965**	14,956	**$21,818**	31,250	**$62,500**	87,500
500,000	11,965	17,948	23,930	29,913	43,635	62,500	125,000	175,000
1,000,000	23,930	35,895	47,860	59,825	87,270	125,000	**$250,000**	350,000

Souce: Fundstrat

ETHEREUM: Prior cycles suggest $60k by 2028-2029



Nov 8, 2021
58X
Date of Low
Composite
30X
Mar 11, 2024
4x
ETH Price (Rebased Bear Market Low = 100) (Log Scale)
-6
-4
-2
0
2
4
6
8
10
12
14
16
18
20
22
24
26
28
30
32
34
36

Source: Fundstrat, Bloomberg, coinmarketcap

Illustrative | For Discussion Purposes

03
Bitmine building in crypto winter, primed for next bull cycle

BITMINE: Building and stacking during the crypto 'mini-winter'

- Invested into Eightco, the intersection of AI and identity
- Launched MAVAN, largest single staking operation in the World
- Invested $200 million to Beast Industries, one of the world's largest content creator
- Uplisted to NYSE 'Big Board'
- Reached 4% of ETH coin supply



Source: Fundstrat, Stats are calculated based on BMNR weekly press release

Illustrative | For Discussion Purposes

ALCHELMY OF 5%: Reached 4% in just 9 months



5%
Sometime 2026
4%
April 10, 2025
We are here
3%
Nov 21, 2025
2%
Sep 21, 2025
1%
Aug 13, 2025
0.1%
June 30, 2025
June 2025
Dec 2025
June 2026
Dec 2026

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

Illustrative | For Discussion Purposes

NYSE: Bitmine is now traded on Big Board NYSE

Bitmine is now traded on the Big Board NYSE...

NYSE: **BMNR**

PR Newswire

NYSE

Bitmine

Bitmine Immersion Technologies (NYSE: BMNR) Announces Uplisting to New York Stock Exchange and Expansion of Share Repurchase Program to $4 Billion

NEWS PROVIDED BY
Bitmine Immersion Technologies, Inc. →
Apr 09, 2026, 08:30 ET

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Joining NYSE "Big Board" represents a major milestone for Bitmine, the world's largest holder of Ethereum

Bitmine now owns 3.98% of the ETH token supply, over 79% of the way to the 'Alchemy of 5%' in just 9 months

Bitmine Crypto + Total Cash Holdings + "Moonshots" total $11.4 billion, including 4.803 million ETH tokens, total cash of $864 million, and other crypto holdings

Bitmine leads crypto treasury peers by both the velocity of raising crypto NAV per share and by the high trading liquidity of BMNR stock

Bitmine remains supported by a premier group of institutional investors including ARK's Cathie Wood, MOZAYYX, Founders Fund, Bill Miller III, Pantera, Kraken, DCG, Galaxy Digital and personal investor Thomas "Tom" Lee to support Bitmine's goal of acquiring 5% of ETH

MAVAN: Now open for business

- MAVAN launched commercial service at end of March 2026.
- MAVAN is the largest single staking operator in the World with >$14 billion staked.
- MAVAN staking other clients assets representing >$2 billion USD and non-ETH assets including HYPE and SOL.


We're
OPEN

STAKING: BMNR now staking over 3.3 million ETH



ETH Staked Over Time
408,627
659,219
1,256,083
1,838,003
2,009,267
2,897,459
2,897,459
3,040,483
3,040,483
3,040,483
3,040,483
3,040,515
3,142,643
3,142,643
3,334,637
3,334,637
4,874,858
6,034,595
Fully staked ETH
81%
55%
Annualized Staking Revenue by Week ($ Million)
$34
$59
$110
$166
$160
$189
$202
$176
$171
$172
$174
$187
$184
$177
$196
$212
$310
$384
Fully staked ETH
81%
55%
12/28
1/4
1/11
1/19
1/25
2/1
2/8
2/15
2/22
3/1
3/8
3/15
3/22
3/29
4/5
4/12
4/12*
Alchemy

Illustrative | For Discussion Purposes

Source: Fundstrat, Stats are calculated based on BMNR weekly press release.

MOONSHOT: Eightco


EIGHTCO HOLDINGS
Home
About
Holdings
Investor Relations
TREASURY OVERVIEW
$321M
Total Portfolio Value as of April 6, 2026
34.9%
28%
21.9%
7.8%
7.4%
Cash & Equivalents
$112M
Cash on hand, stablecoins & fiat
OpenAI
$90M
Pre-IPO equity
WLD Tokens
$70M
277M tokens
~9% of circulating supply
Beast Industries
$25M
$5.2B valuation (Bloomberg)
Ethereum
$24M
11,068 ETH
Portfolio diversification

MOONSHOT: We believe Eightco's private holdings are undervalued

VCX BY FUNDRISE

The public ticker for private tech℠

1	Anthropic	20.7%
2	Databricks	17.7%
3	OpenAI	9.9%
4	Anduril	6.9%
5	Ramp	5.1%
6	SpaceX	5.0%
7	Epic Games	3.5%
8	Flock Safety	3.0%
9	dbt (Fivetran)	2.8%
10	Vanta	1.9%

6X mNAV

EIGHTCO HOLDINGS

1	OpenAI	28%
2	Worldchain	22%
3	MrBeast	8%
4	Ethereum	8%
5	Cash	34%

Under-valued

Source: Eightco, VCX

Bitmine Investment in Eightco (NASDAQ: ORBS)

world

- Founded in 2019 by Sam Altman (OpenAI CEO) and Alex Blania
- Dedicated to building a global-scale proof-of-human network to distinguish humans from AI in a post-AGI world
- End-to-end stack comprising of hardware, privacy-preserving blockchain, digital asset, and wallet w/ app store
- Open source and permissionless
- Secured by **Ethereum**



Reddit CEO considering requiring FaceID or human verification.


Polymarket
@Polymarket
JUST IN: Reddit CEO says the company is considering requiring Face ID to ensure humanity in order to crack down on AI bots.
12:58 PM · Mar 21, 2026 · 314.3K Views
458
339
1.8K
186
Exclusive / Reddit in talks to embrace Sam Altman's iris-scanning Orb to verify users
Reed Albergotti
Tech Editor, Semafor
Jun 20, 2025, 11:43am EDT
TECH
NORTH AMERICA
reddit

Newest Moonshot: Bitmine $200 million investment **Beast Industries**


ethereum


BEAST
INDUSTRIES®
YouTube
BEAST
GAMES
"THE PIZZA"
LUNCHLY
FEASTABLES
PRIME
MR BEAST
FEASTABLES
MILK CHOCOLATE

BEAST FINANCIAL: We believe could be the next Robinhood for GenZ

Generation	US Population	Leading institution
Baby Boomers	75 (millions)	Schwab
GenX	66	Blackrock Blackstone
Millennials	75	Robinhood Sofi Chime

Mr Beast *dominates*

Generation	US Population	Leading institution
GenZ	69	Beast Financial Services
GenAlpha	51	

Will the 'Great Wealth Transfer' transform the markets?



Estimated wealth to be inherited through 2048, by generation:
$50 T
$40 T
$30 T
$20 T
$10 T
$0
$6 trillion
$39 trillion
$46 trillion
$15 trillion
Baby boomers (born 1946-1964)
Gen X (1965-1980)
Millennials (1981-1996)
Gen Z (1997 or later)

Source: Cerulli Associates, "The Cerulli Report: U.S. High-Net-Worth and Ultra-High-Net-Worth Markets 2024."

WHO IS MRBEAST®?

- Founder Of Beast Industries
- Spectacle & Philanthropy
- #1 Creator In The World
- 1.4 Billion Uniques
- 1 Billion Followers



Source: Beast Industries

DATS: DATS *track* the price of treasury asset... up or down



As of Jan 4, 2026
Source: Fundstrat, Bloomberg

Illustrative | For Discussion Purposes

DATS: DATS *track* the price of treasury asset... up or down


Proper DAT
outperforms
crypto

As of Jan 4, 2026
Source: Fundstrat, Bloomberg

Illustrative | For Discussion Purposes

BITMINE: Outperformed ETH in 2025 and 2026

2025:

June 30 to Dec 31


Ethereum
22%
BitMine
503%

BITMINE: Outperformed ETH in 2025 and 2026


2025:
June 30 to Dec 31
Outperformed +48,100bp
Ethereum
22%
BitMine
503%

BITMINE: Outperformed ETH in 2025 and 2026


2025:
June 30 to Dec 31
Outperformed +48,100bp
Ethereum
22%
BitMine
503%
2026:
Dec 31 to April 10
-18%
-15%

BITMINE: Outperformed ETH in 2025 and 2026

2025:
June 30 to Dec 31

Outperformed +48,100bp

2026:
Dec 31 to April 10

Outperformed +310bp


Ethereum
22%
BitMine
503%
-18%
-15%

BMNR: Stock price follows ETH price

ticker: BMNR


Legend
Track
Annotate
Zoom
Select
Copy
BMNR US Equity
60
55
50
45
40
35
30
25
2800
3000
3200
3400
3600
3800
4000
4200
4400
4600
4800
XETUSD Curncy

BMNR: Stock price follows ETH price

ticker:
BMNR



**Coefficient:
0.015 * ETH + ETH/share accretion

BITMINE BMNR

BMNR: Stock price follows ETH price


BMNR:
$5,000
$5,000
ticker:
BMNR
BMNR:
$1,500
$1,500
BMNR:
$500
$500
$22,000
$22,000
$62,500
$250,000

**Coefficient:
0.015 * ETH + ETH/share accretion

Bitmine management team

Thomas "Tom" Lee

Chairman

Thomas Lee is a Managing Partner and the Head of Research at Fundstrat, Chief Investment Officer of Fundstrat Capital and the Chairman of the Board of BitMine. He is an accomplished Wall Street strategist with over 30 years of experience in equity research, and has been consistently top ranked by Institutional Investor since 1998. Prior to co-founding Fundstrat, he served most recently as J.P. Morgan's Chief Equity Strategist from 2007 to 2014, and previously as Managing Director at Salomon Smith Barney. He is also a full-time contributor to CNBC.

Chi Tsang

Chief Executive Officer

Chi Tsang is a Wall Street veteran with more than 25 years of experience in senior roles across venture capital, investment banking, portfolio management, and equity research. His career has spanned New York and Hong Kong, with a focus on technology, media, and internet sectors.

Mr. Tsang earned a B.S. in Policy Analysis from Cornell University and an MBA from the Fordham Gabelli School of Business, and is a CFA charterholder.

Young Kim

Chief Financial Officer & Chief Operating Officer

Young Kim is an investment executive with over 20 years of experience managing multi-billion dollar global franchises, leveraging a unique "Engineer-Investor" pedigree honed through his earlier career as a software engineer and his education at MIT and Harvard Business School. He served as a Partner and a Senior Portfolio Manager at Axiom Investors from 2021 to 2025, served as a Senior Portfolio Manager at Columbia Threadneedle Investments from 2011 to 2021, and held various roles in investment research, venture capital, business development and software engineering, with a proven track record of scaling assets and driving product innovation.

Thank You!

Bitmine

The Alchemy of **5%**

NYSE: BMNR